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                        Pilgrim America Prime Rate Trust

                  [PHOTO OF FLAG AND STOCK EXCHANGE BUILDING]

                                ANNUAL REPORT
                              FEBRUARY 29, 1996

                        Pilgrim America Prime Rate Trust


                                  ANNUAL REPORT
                                February 29, 1996

                                Table of Contents

Letter to Shareholders .......................................     2
The Business of Pilgrim America Prime Rate Trust .............     7
Footnotes ....................................................    13
Statistics and Performance ...................................    14
Additional Notes and Information .............................    17
Portfolio of Investments .....................................    19
Statement of Assets and Liabilities ..........................    24
Statement of Operations ......................................    25
Statements of Changes in Net Assets ..........................    26
Statement of Cash Flows ......................................    27
Financial Highlights .........................................    28
Notes to Financial Statements ................................    29
Report of Independent Auditors ...............................    34
Tax Information ..............................................    35

                             Pilgrim America Funds
                                       1
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                        Pilgrim America Prime Rate Trust

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

We are pleased to report that Pilgrim America Prime Rate Trust, formerly Pilgrim Prime Rate Trust, (the "Trust") continues to provide the highest level of total return performance of its peer group according to Lipper Analytical Services, Inc. The Trust has been ranked first, second and first as measured by net asset value ("NAV") total return for the one, three and five year measurement periods ended March 31, 1996.(1) The Trust was rated among seven, six and five funds for the one, three and five year periods respectively.

Morningstar measures the Trust's performance against other closed-end corporate bond funds. On Morningstar's star ranking system, funds falling into the top 10% of all funds within their peer group are awarded five stars and funds in the next 22.5% receive four stars.(2) The Trust has a four star overall ranking from Morningstar as of March 31, 1996. The Trust was rated among 27 and 25 funds for the three and five year periods respectively.

The Trust has made uninterrupted dividend payments since May 1988. Although past performance cannot guarantee future results, we are pleased to report that in February 1996 shareholders received the 93rd consecutive monthly dividend. The Trust distributed a total of $0.86 per share during the year ended February 29, 1996 providing a distribution rate(3)of 8.95% based on the average dividend adjusted month-end NAV.(4)

The Trust continued to manage its portfolio to generate the highest possible current yield consistent with capital preservation. The following chart shows the relationship of the Trust's monthly distribution rate

                        [COMPARATIVE PERFORMANCE CHART]

               P.A.      3 Mo.     Fed
  Date         Prime      CD       Fund
  ----         -----     -----     ----
 1/31/90       9.838     8.287     8.230
               9.743     8.270     8.240
               9.792     8.344     8.280
               9.875     8.578     8.260
               9.674     8.240     8.180
               9.753     8.265     8.290
               9.674     7.806     8.150
               9.438     7.950     8.130
               9.875     8.149     8.200
               9.674     8.175     8.110
               9.753     8.253     7.810
12/31/90       9.556     7.700     7.310
               9.320     7.070     6.910
               9.152     7.010     6.250
               8.267     6.345     6.120
               8.420     5.924     5.910
               7.558     5.950     5.780
               7.940     6.150     5.900
               7.802     5.900     5.820
               7.696     5.417     5.660
               7.451     5.580     5.450
               7.802     5.300     5.210
               7.207     5.000     4.810
12/31/91       7.204     4.280     4.430
               6.632     4.283     4.030
               6.824     4.175     4.060
               6.526     4.319     3.980
               6.222     4.087     3.730
               6.027     3.906     3.820
               6.338     3.818     3.760
               6.015     3.450     3.250
               6.009     3.150     3.300
               6.331     3.250     3.220
               6.834     3.530     3.100
               5.978     3.850     3.090
12/31/92       5.803     3.600     2.920
               5.741     3.250     3.020
               5.967     3.100     3.030
               5.852     3.150     3.070
               5.938     3.070     2.960
               5.864     3.070     3.000
               5.944     3.200     3.040
               5.746     3.160     3.060
               6.035     3.130     3.030
               5.992     3.170     3.090
               5.911     3.215     2.990
               6.096     3.340     3.020
12/31/93       6.035     3.400     2.960
               5.999     3.300     3.050
               6.245     3.650     3.250
               6.339     3.820     3.340
               6.550     4.200     3.560
               6.926     4.530     4.010
               7.136     4.720     4.250
               7.132     4.750     4.260
               7.242     4.890     4.470
               7.536     5.400     4.730
               7.512     5.580     4.760
               7.717     6.100     5.290
12/31/94       8.452     6.400     5.450
               8.541     6.230     5.530
               8.636     6.140     5.920
               9.010     6.160     5.980
               9.005     6.120     6.050
               9.010     5.950     6.010
               9.078     5.970     6.000
               8.898     5.780     5.850
               8.898     5.770     5.740
               8.942     5.830     5.800
               8.715     5.800     5.760
               8.996     5.730     5.800
12/31/95       8.726     5.490     5.600
               8.696     5.260     5.560
 2/29/96       8.471     5.190     5.220



                             Pilgrim America Funds
                                        2
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                        Pilgrim America Prime Rate Trust


(based on NAV), the 90 day bank CD rate(5) and the monthly average federal funds rate. The Trust maintained a relatively stable NAV per share during fiscal year 1996. The Trust's month-end NAV, when adjusted for the February 1996 dividend of $0.0645 cents per share is $9.55 which represents a $0.05 decline from the February 1995 dividend adjusted month-end NAV. During the year, the NAV was positively affected by higher secondary market prices but eroded by deteriorating credit quality of certain credits held by the Trust. Prices rose in part because new institutional investors entered the growing secondary market.

PORTFOLIO MANAGEMENT TECHNIQUES AND THE RETAIL SECTOR

The retail sector is discussed below to illustrate some of the portfolio management techniques used by the Trust. As of February 29, 1996, 10.3% of the Trust's net assets were held in the retail sector. During fiscal 1996 the retail sector underwent both cyclical and structural changes. These changes have created an environment in which some retailers have prospered while others have been forced to restructure.

SPECIALTY RETAILING

The trend in specialty retailing has been toward larger volume distribution retailers offering a broad product array within specialized segments. Specialty retailers seek to have lower operating costs and higher sales volumes which afford considerable buying power. As a result, these retailers are able to provide consumers with attractive, low-priced products. While these retailers frequently operate at low gross margins, they attempt to be positioned to produce solid returns by maintaining low costs. Only some of the large volume retailers such as Staples, Circuit City, CompUSA and Home Depot have successfully implemented these strategies.

This specialty retailing trend has led other retailers to rethink their strategies. Frequently, the result is a reduction in the number of stores, lowering of overhead, re-imaging, and reorganizing the company's capital structure. Those management groups which have responded to changes have done well. Those which have not, such as Color Tile, Inc., are paying the price.

Color Tile, Inc., held since 1992, is a specialty retailer in the floor covering business and accounts for 1.38% of the Trust's net assets. During 1996, the company filed for bankruptcy protection. While we presently believe that the Trust's investment in Color Tile is properly valued, we continue to closely monitor the company's performance and loan trading values in the secondary market. We believe that new management and a new business plan will allow us to achieve a higher return than we would by selling the investment in today's depressed secondary market.


                              Pilgrim America Funds
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                        Pilgrim America Prime Rate Trust

GENERAL MERCHANDISE RETAILING
The general merchandise retail sector was weak throughout the year. The Trust limited its investment in this sector to two companies, Saks and Company and Liberty House, Inc., because they have strong management, defensible market niches and proper customer segmentation. Saks and Company, which operates high-end department stores, proves that well managed strongly capitalized general merchandisers can compete effectively. Liberty House, Inc. is the dominant department store chain in Hawaii. High barriers to entry and aggressive purchasing habits among tourists have propelled Liberty House, Inc.'s revenue and margin growth.

FOOD STORES
Supermarkets must make capital improvements continuously and control costs to protect paper-thin operating margins. The key to a successful investment is to select chains that have leading market positions, strong capital structures and management which is unrelenting in its focus on cost reduction. The Trust holds two examples of such food retailers. Dominicks Finer Foods, Inc. holds the number two market position in the Chicago area and Star Markets Co, Inc. holds the number two position in the Boston area. Both of these retailers have held competitors at bay while maintaining the bottom line.

The portfolio management techniques illustrated by this brief description of the Trust's retail investments show how the Trust is able to invest successfully even in a difficult sector.

DIVERSIFICATION

The key to a stable NAV is a well-diversified portfolio. The Trust is diversified by borrower, industry, lead lending institution and equity source.

BORROWER
The Trust has diversified its borrower base by committing less than $10 million to 56 borrowers and by committing more than $30 million to only one borrower; as illustrated by the following chart.

                       [COMMITMENT SIZE BY BORROWER CHART]
                                As of 2/29/96

Number of Borrowers                          ($ in Millions)
--------------------                         ---------------
 1                                           Over $30 million
 4                                           $20 - 30 million
26                                           $10 - 20 million
56                                           under $10 million

                             Pilgrim America Funds
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                        Pilgrim America Prime Rate Trust


INDUSTRY

The portfolio manager manages risk by diversifying investments across many industries as illustrated below. The investment manager periodically alters industry allocations based on its assessment of macroeconomic conditions and market cycles. For example, during the past six months the Trust has benefited from de-emphasizing the pulp and paper sector and increasing its holdings in the aerospace sector.


                                TOP 10 INDUSTRIES
                                  As of 2/29/96
                                (% of Net Assets)
  - Diversified Manufacturing           11.9%     - Industrial Equipment                  4.2%
  - Aerospace Products & Services        6.7%     - General Merchandise Retailing         4.1%
  - Media/Broadcast                      6.2%     - Industrial Services                   4.0%
  - Metal Products                       4.5%     - Health & Beauty Products              3.9%
  - Electronic Equipment                 4.3%     - Paper Products                        3.9%

LEAD LENDING INSTITUTIONS

The Trust has diversified its investments by lead lending institutions as well. As of February 29, 1996, the Trust's portfolio was originated by 23 different lead lenders. We believe that this diversification reduces risk and ensures the Trust will participate in new deal flow from a wide variety of sources.

EQUITY SOURCE

The Trust invested in loans of borrowers who have 67 different principle equity sources with the largest equity source accounting for no more than 7% of net assets. A diligent equity source performs the important task of keeping management focused and on track.

SHAREHOLDER VALUE

We believe that the stability of our NAV and a growing interest in loan participation funds have contributed to reducing the market discount of Trust shares. The following chart shows the difference between NAV and the closing market price during the periods indicated:

                             MARKET PRICE & DISCOUNT

                        Full Quarter       Market        Quarter-End
                         High-Low        Closing Price      NAV        Market Discount
   Quarter-Ended            ($)              ($)             ($)            to NAV (%)
   -----------------------------------------------------------------------------------
   May 31, 1995         9.00 -8.675        9.000             9.67         6.93
   -----------------------------------------------------------------------------------
   August 31, 1995      9.25 -8.875        9.125             9.66         5.54
   -----------------------------------------------------------------------------------
   November 30, 1995    9.50 -9.000        9.250             9.67         4.34
   -----------------------------------------------------------------------------------
   February 29, 1996    9.50 -9.125        9.500             9.61         1.14
   -----------------------------------------------------------------------------------

                             Pilgrim America Funds
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                        Pilgrim America Prime Rate Trust

OUTLOOK

The Trust now has eight fiscal years of solid performance. We believe the Trust is well situated to continue providing its shareholders with attractive returns.

The portfolio manager believes the economic outlook for fiscal 1997 should be positive. Inflation appears to be under control and interest rates should remain relatively stable. The supply of loan interests should remain constant although increasing competition created by new investors in the secondary market may reduce yields. These factors could result in a slight decrease in dividends.

We are very excited about the proposals sent to the Trust's shareholders in the proxy dated March 25, 1996. These proposals, if approved by shareholders, will permit the Trust to: (i) increase the amount the Trust invests in loans by allowing the Trust to borrow, (ii) eliminate the need to invest in lower yielding commercial paper to cover funding commitments and (iii) assist the Trust in continuing to maintain a high dividend rate relative to its competitors.

We enthusiastically endorse these proposals as a way to increase assets under management with the expectation of enhancing shareholder return.

On behalf of the entire team of Pilgrim America professionals, I thank you for your continued support. As always, I welcome your comments and questions.



                                             Sincerely,
                                             /s/ Howard Tiffen
                                             -----------------
                                             Howard Tiffen
                                             Senior Vice President and
                                             Senior Portfolio Manager
                                             Pilgrim America Investments, Inc.
                                             April 12,1996


                              Pilgrim America Funds
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                        Pilgrim America Prime Rate Trust


THE BUSINESS OF PILGRIM AMERICA PRIME RATE TRUST

The Trust is a closed-end mutual fund that began operations in May 1988. It was the first mutual fund to invest in a portfolio of senior collateralized floating rate corporate loans. On March 9, 1992, Trust shares began trading on the New York Stock Exchange under the symbol PPR. The Trust is managed by Pilgrim America Investments, Inc., (the "Investment Manager").

OBJECTIVE

Achieve a high level of current monthly income while preserving capital. The Trust also attempts to maintain a relatively stable NAV.

PRIMARY INVESTMENT POLICY

The Trust seeks to generate current income equal to or exceeding the prevailing rate of interest which U.S. banks charge their most creditworthy customers, typically called the Prime Rate.

STRATEGY

Invest in senior collateralized floating rate corporate loans arranged by major banks and other sophisticated lenders. These loans closely track major short-term interest rate indices, such as the Prime, LIBOR and Federal Funds rates.

INVESTOR BENEFITS

    -     Provide attractive returns compared to many short-term alternatives
    - Provide less NAV fluctuation than fixed-rate investment portfolios Also see "Other Important Issues"
    -     Monthly dividends are payable in cash or reinvested in Trust shares
    -     Daily liquidity through the New York Stock Exchange

                             Pilgrim America Funds
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                        Pilgrim America Prime Rate Trust

LENDING POLICIES

      -     Maximum 25% of total assets in any industry
      - Maximum 5% of total assets to any one borrower (however, individual senior collateralized loans may exceed 5% of total assets provided not more than 25% of the total assets is comprised of concentrations exceeding 5%)
      - U.S. Dollar denominated loans granted to U.S. or Canadian headquartered companies

FOCUS ON SENIOR COLLATERALIZED LOANS

Senior collateralized loans are direct obligations of corporations made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. These loans differ from other types of debt in that they hold the most senior position in the capital structure of a company and therefore are generally repaid prior to unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred and common shareholders.

In the early 1980's, bankers began to focus on return on assets rather than on asset size alone. This caused banks to begin selling portions of their large corporate loans in order to increase loan origination fees as well as to diversify the risks associated with holding too much of any single loan or group of loans in any single industry.

Over the years, an investment market has developed in which the underwriter and seller of the loan usually retain a direct interest. This feature provides loan market investors with an advantage which, to a major extent, explains the relative consistency of loan market returns.

The market for senior collateralized corporate loans grew dramatically in 1995. Additionally, the secondary market for senior collateralized loans has become robust with many large dealers actively making a market. This liquidity has created better opportunities to diversify and change portfolio holdings consistent with market cycles.

INVESTMENT PROCESS

The Trust maintains asset quality by continuously engaging in a rigorous process of risk management. The following illustrations summarize the Trust's investment process and the typical structure of senior collateralized loans.

                             Pilgrim America Funds
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                        Pilgrim America Prime Rate Trust

                     [THE TRUST'S INVESTMENT PROCESS CHART]

                                  ECONOMIC ANALYSIS
                               - Cycle Identification
                               - Interest Rate Trends
                               - Policy and Regulation



    PORTFOLIO MANAGEMENT
 -  Identification and Sale of Under-
    performing Assets                                       SECTOR ANALYSIS
 -  Secondary Transactions to                             -   Market Prospects
    Realign Portfolio                                     -   Cycle Position
 -  Potential Investment in
    Improving Credits



   OFFERING EVALUATION
  -  Price and Terms
  -  Senior Secured Collateral                               INVESTMENT TARGETS
  -  Lead Lender                                          - Industry Allocation
  -  Equity Sponsor                                       - Diversification Considerations
  -  Transaction Size                                     - Concentrations and Exclusions
  -  Risk Adjusted Value                                  - Price and Structure



                                   BORROWER ANALYSIS
                               -  Management
                               -  Debt Service Coverage
                               -  Business Fundamentals
                               -  Market and Product Leadership
                               -  Barriers to Entry
                               -  Capital Structure
                               -  Senior Collateral Coverage

                             Pilgrim America Funds
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                        Pilgrim America Prime Rate Trust


                               [CAPITAL STRUCTURE
                           OF TYPICAL BORROWER CHART]



                                                   Senior
                                             Collateral Position

                                             - Assets
                                               - Cash
      SENIOR                                   - Accounts Receivable
  COLLATERALIZED                               - Inventory
      LOANS                                    - Property, Plant & Equipment
                                             - Stock of Subsidiaries
                                             - Contractually Paid First


   SUBORDINATED                                 Investment Protection
      LOANS                                       Through Operating
                                                      Covenants

                                             - Maximum Indebtedness Limitation
                                             - Minimum Cash Flow Requirement
                                             - Debt Service Requirement
  PREFERRED &                                - Capital Expenditure Restrictions
COMMON EQUITY


                             Pilgrim America Funds

                                       10
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                        Pilgrim America Prime Rate Trust

  LOAN VALUATION

  The value of a senior collateralized loan is determined by obtaining market quotations. However, because the secondary market in senior collateralized loans has not yet fully developed, the Investment Manager may not rely solely on such parties quotations. When market quotations are not readily available, or when the Investment Manager believes the market price does not represent fair value, as is often the case given the non-public nature of most Trust investments, the Investment Manager will establish value based on fundamental analysis, which is expected to approximate fair value. In establishing fair value, the Investment Manager will consider (i) the creditworthiness of the corporate issuer, (ii) the current interest rate, and the time period until the next interest rate reset and maturity, (iii) recent prices in the market for the same loans, and (iv) recent prices in the market for instruments with similar quality, coupon, time period until the next interest rate reset, maturity and other loan terms and conditions.

  While the Trust does not purchase equity securities, it may acquire and subsequently sell, equity interests, such as stocks or warrants, received as part of the purchase of an interest in a senior collateralized loan or in connection with a borrower reorganization.

  OTHER IMPORTANT ISSUES

  INTEREST RATE FLUCTUATION

  Most of the Trust's investments have interest rates which reset on a periodic basis. Since the inception of the Trust, the portfolio reset period, which is a measure of how quickly the portfolio's yield should adjust to changes in the general level of interest rates, has averaged between 30 and 90 days. As a result, the dividend yield to Trust shareholders should increase during periods of higher interest rates. Similarly, during periods of lower interest rates, dividend yields should decrease.

  Furthermore, the Trust's NAV has historically remained relatively constant during market interest rate changes. This has occurred primarily because of the floating interest rate nature of most of the Trust's investments. We anticipate that during periods on normal market interest rate changes, the Trust's NAV will continue to remain constant. Of course, the Trust's NAV may be affected by factors other than market interest rates.


                             Pilgrim America Funds

                                       11
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                        Pilgrim America Prime Rate Trust

DAILY LIQUIDITY

Shareholders buy and sell Trust shares on the NYSE. In addition, the Board of Trustees reviews the possibility of share tenders on a quarterly basis. No tender has occurred since May 1, 1992.

The Trust's NAV and market price per share vary with the NAV usually exceeding the market price. NAV represents the per share value of the Trust's investments and other assets minus liabilities calculated on a daily basis. Market price, on the other hand, is determined by such market factors as investor expectations for future performance and the supply of the Trust's shares in the marketplace. As of February 29,1996 the Trust's shares traded at a narrow 1.14% discount to NAV.

MONTHLY DIVIDEND POLICY

The dividend has historically tracked the general level of interest rates, most specifically the prime rate as posted by major banks. Dividends for the Trust are declared and paid on a monthly basis. Dividends are normally paid on or about the 20th day of each month to shareholders who owned shares as of record on the 10th day of the month. Dividends may be received in cash or reinvested in additional shares purchased at the lower of the market price or NAV. Dividends consist of substantially all of the net investment income of the Trust.

As of February 29, 1996, the Trust had declared its 93rd consecutive dividend since its inception in May 1988(4).

MANAGER

The Trust is managed by a portfolio manager and analysts with experience in corporate loans, corporate restructuring, asset backed lending, asset securitization, and the U.S. and international capital markets. The team is led by Howard Tiffen, Senior Vice President and Senior Portfolio Manager.



                             Pilgrim America Funds

                                       12
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                        Pilgrim America Prime Rate Trust

FOOTNOTES

  (1) The Trust has been ranked first as measured by NAV total return for the one, three and five year measurement periods ended February 29, 1996. Lipper Analytical Services, Inc. ranked Pilgrim America Prime Rate Trust for total return, without deducting sales charges and assuming reinvestment of all dividends and capital gains distributions.

  (2) The Trust has been awarded a four star ranking by Morningstar for the periods of three and five years ended February 29, 1996. Morningstar proprietary ratings reflect historical risk-adjusted performance which are subject to change monthly and are calculated from the Trust's three and five year average annual total returns in excess of the 90 day T-bill returns.

  (3) The distribution rate is calculated by annualizing the dividends declared in each month and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE closing price (in the case of Market) at the end of the period.

  (4) Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

  (5) The Trust is not insured nor does it offer a fixed rate of return like bank certificates of deposit.




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                        Pilgrim America Prime Rate Trust

STATISTICS AND PERFORMANCE (Unaudited)



                            PORTFOLIO CHARACTERISTICS
                             As of February 29, 1996

      Net Assets                                             $862,937,591
      Assets Invested in Senior Collateralized Loans         $808,468,350*
      Total Number of Senior Collateralized Loans                      87
      Average Amount Outstanding per Loan                      $9,292,740
      Total Number of Industries                                       26
      Portfolio Turnover Rate                                         88%
      Average Loan Amount per Industry                        $31,094,937
      Weighted Average Days to Interest Rate Reset                36 days
      Average Loan Maturity                                     60 months
      Average Age of Loans Held in Portfolio                    12 months
      Average Collateral to Debt Ratio When Made                 1.5 to 1

     *Now includes loans and other debt received through restructures

          TOP 10 INDUSTRIES                          Top 10 SENIOR
          % OF NET ASSETS                     COLLATERALIZED LOAN HOLDINGS
           As of February 29, 1996               As of February 29, 1996

     Diversified Manufacturing       11.9%      Marvel IV Holdings, Inc.
     Aerospace Products & Services    6.7%      Pullman Company
     Media/Broadcast                  6.2%      Liberty House, Inc.
     Metal Products                   4.5%      MGM, Inc.
     Electronic Equipment             4.3%      Sky Chefs International, Inc.
     Industrial Equipment             4.2%      Graco Children's Products, Inc.
     General Merchandise Retailing    4.1%      MTF Acquisition Corp.
     Industrial Services              4.0%      Titanium Metals, Inc.
     Health & Beauty Products         3.9%      America's Favorite Chicken Co.
     Paper Products                   3.9%      ICON Health & Fitness Co.


                             Pilgrim America Funds

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                        Pilgrim America Prime Rate Trust

STATISTICS AND PERFORMANCE (Unaudited)

                              DISTRIBUTION RATES
                           As of February 29, 1996

The following table reviews the Trust's monthly dividend performance which is summarized quarterly.


                                 SEC 30-Day     SEC 30-Day      Annualized       Annualized
                        Prime     Yield at       Yield at      Distribution     Distribution
     Quarter-ended      Rate       NAV(A)         MKT(A)      Rate at NAV(B)   Rate at MKT(B)

     May 31, 1995       9.00%       9.84%         10.59%           9.03%            9.71%
     August 31, 1995    8.75%      10.01%         10.61%           8.92%            9.45%
     November 30, 1995  8.75%       9.17%          9.59%           9.02%            9.43%
     February 29, 1996  8.25%       8.08%          8.17%           8.47%            8.57%

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of February 29, 1996
 (assuming rights were Exercised, and without sales charge and commission) (C,D)

                                              NAV         MKT
Year to Date                                 1.07%       2.10%
1 Year                                       9.21%      19.19%
3 Years                                      7.93%       9.89%
5 Years                                      7.74%***     N/A
Since Trust Inception*                       8.58%***     N/A
Since Initial Trading on NYSE**               N/A       10.59%

                  See performance footnotes on page 18


                             Pilgrim America Funds

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                        Pilgrim America Prime Rate Trust

PERFORMANCE FOOTNOTES

  (A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the closing price on the NYSE (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardization yield formula for open-end investment companies.

  (B) The distribution rate is calculated by annualizing the dividends declared in each month and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE closing price (in the case of Market) at the end of the period.

  (C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of the NAV) or the NYSE closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price. The Trust's shares began trading on the New York Stock Exchange on March 9, 1992. The Trust's average annual total returns on a net asset value basis assuming rights were exercised with a 3% sales charge through February 29, 1996 were 7.10% and 8.16% for the five-year and since inception periods, respectively. The average annual total returns based on market price assuming rights were exercised with a brokerage commission are not presented.

  (D) On December 27,1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering was successfully completed.

     *Inception Date- May 12,1988.

    **Initial Trading on NYSE- March 9,1992.

   ***Reflects Partial Waiver of Fees.

      Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                             Pilgrim America Funds

                        Pilgrim America Prime Rate Trust

ADDITIONAL NOTES AND INFORMATION

ANNUAL MEETING

A special meeting of shareholders will be held at the executive offices of Pilgrim America Group, Inc. on May 2,1996.

KEY FINANCIAL DATES - CALENDAR 1996 DIVIDENDS:

          DECLARATION DATE            EX-DATE          PAYABLE DATE

          January 31                  February 8       February 23
          February 29                 March 7          March 21
          March 29                    April 3          April 18
          April 30                    May 8            May 22
          May 31                      June 6           June 20
          June 28                     July 3           July 18
          July 31                     August 8         August 22
          August 30                   September 5      September 19
          September 30                October 8        October 23
          October 31                  November 7       November 22
          November 29                 December 5       December 19
          December 20                 December 27      January 13, 1997

          Record date will be two business days after each Ex-Date. These dates are subject to change.

INSTITUTIONAL INVESTOR CONTACTS

   Institutional investor and analyst comments should be directed to:

   Pilgrim America Prime Rate Trust
   Investor Relations Department
   c/o Pilgrim America Group, Inc.
   Two Renaissance Square
   40 North Central Avenue, Suite 1200
   Phoenix, Arizona 85004-4424
   or
   Call us at (602) 417-8256 between 9:00 am. to 7:00 p.m. eastern time on any business day for account information or call 1-800-331-1080 for special account services.


                             Pilgrim America Funds

                        Pilgrim America Prime Rate Trust

WRITTEN REQUESTS

   Please mail all account inquiries and other comments to:

   Pilgrim America Prime Rate Trust Account Services
   c/o Pilgrim  America Group, Inc.
   Two Renaissance Square
   40 North Central Avenue, Suite 1200
   Phoenix, Arizona 85004-4424

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Trust shareholders are paid distributions in cash unless they elect to reinvest the payments in additional shares of the Trust, at reduced brokerage commissions, pursuant to the Dividend Reinvestment and Cash Purchase Plan. This Plan also allows shareholders to make periodic cash purchases. For a copy of the Plan, or for more information, contact our Shareholder Service Department at 1-800-331-1080.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's name changed to Pilgrim America Prime Rate Trust and its cusip number changed to 720906 10 6 effective April 12,1996. The Trust's NAV and market price are published weekly under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.


                             Pilgrim America Funds

PORTFOLIO OF INVESTMENTS
February 29, 1996

                         SENIOR COLLATERALIZED LOANS: 93.7%*

PRINCIPAL
   AMOUNT              (DOLLAR WEIGHTED PORTFOLIO INTEREST RESET PERIOD IS 36 DAYS)                                         VALUE
   ------                                                                                                                   -----
                  AEROSPACE PRODUCTS & SERVICES: 6.7%
$14,608,232       Aviall, Inc. (aircraft engine maintenance), 8.92% due November 2000 ...............................   $14,608,232
  8,000,000       Dallas Airmotive, Inc. (aircraft engine maintenance), 9.47% due March 2001 ........................     8,000,000
 15,945,321       Grimes Aerospace Corp. (aerospace products), 9.01% due December 1999 ..............................    15,148,055
  5,000,000       Gulfstream Delaware Corp. (aircraft manufacturer), 8.82% due March 1998 ...........................     5,000,000
 15,219,172       VSI Corp. (aerospace products), 9.10% due March 1997 ..............................................    15,219,172
                                                                                                                        -----------
                                                                                                                         57,975,459
                                                                                                                        -----------

                  APPAREL PRODUCTS: 3.3%
  1,077,706 (1)   Butterick Pattern Co. (sewing aids) May 1996 ......................................................       646,624
 10,907,550       Chicopee, Inc. (specialty fabrics), 8.57% due March 2003 ..........................................    10,907,550
  6,965,000       Humphreys, Inc. (belts and personal leather goods), 9.52% due January 2003 ........................     6,965,000
 10,000,000       Scovill Fasteners (metal fasteners for apparel products), 10.25% due January 2003 .................    10,000,000
                                                                                                                        -----------
                                                                                                                         28,519,174
                                                                                                                        -----------

                  CONSTRUCTION PRODUCTS AND SERVICES: 3.0%
 19,600,000       MTF Acquisition Corp. (paint and coating products), 8.69% due November 2002 .......................    19,600,000
  4,000,000       The Presley Companies (homebuilder), 10.25% due May 1997 ..........................................     4,000,000
  2,442,741       United Building Materials, Inc. (stone and concrete products), 9.75% due March 1996 ...............     2,381,673
                                                                                                                        -----------
                                                                                                                         25,981,673
                                                                                                                        -----------

                  CONTAINER PRODUCTS: 2.5%
 10,000,000       Reid Plastics, Inc. (plastic bottle manufacturer), 10.50% due January 2002 ........................    10,000,000
 11,854,563       Silgan Corp. (metal and plastic containers), 8.55% due September 1996 .............................    11,884,199
                                                                                                                        -----------
                                                                                                                         21,884,199
                                                                                                                        -----------

                  DIVERSIFIED MANUFACTURING: 11.9%
 15,000,000       Cambridge Industries, Inc. (automotive plastics), 8.86% due May 2004 ..............................    15,000,000
 19,900,000       Graco Children's Products, Inc. (juvenile products), 8.53% due June 2003 ..........................    19,900,000
 14,029,500       The Hawk Group of Companies (friction materials, metal stampings and powder metal),
                    9.13% due June 2002 .............................................................................    14,029,500
    534,229 @(2)  KDI Corp. (defense and leisure products), 9.76% due March 1998 ....................................       338,839
 26,451,514       Pullman Company (transportation, industrial products), 8.81% due December 1999 ....................    26,451,514
  8,275,000       Rowe International, Inc. (vending machine, jukebox and currency changer manufacturer),
                   10.78% due December 1996 .........................................................................     7,168,750
  7,977,528       Spalding & Evenflo Companies, Inc. (sporting goods, juvenile products), 8.31%
                   due October 2002 .................................................................................     7,977,528
 12,000,000       Worldwide Sports & Recreation Corp. (optics, airguns & sports products), 9.19%
                   due March 2001 ...................................................................................    12,000,000
                                                                                                                        -----------
                                                                                                                        102,866,131
                                                                                                                        -----------

                  DIVERSIFIED SERVICE/ENTERTAINMENT: 3.8%
 33,000,000       Marvel IV Holdings, Inc. (diversified services & entertainment), 11.32% due September 1997 ........    33,000,000
                                                                                                                        -----------

                  ELECTRICAL EQUIPMENT: 1.2%
  9,953,704       Merkle-Korff Industries (custom industrial electric motors), 8.51% due March 2003 .................     9,953,704
                                                                                                                        -----------

                  ELECTRONIC EQUIPMENT: 4.3%
  7,000,000       Details, Inc. (prototype circuit boards), 8.22% due February 2002 .................................     7,000,000

                        See Notes to Financial Statements

PRINCIPAL
   AMOUNT                                                                                                                  VALUE
   ------                                                                                                                  -----
                  ELECTRONIC EQUIPMENT (CONTINUED)
$12,500,000       Dictaphone Acquisition, Inc. (dictation and recording equipment), 8.50% due June 2002 .............   $12,500,000
 10,000,000       Intesys Technologies, Inc. (contract engineering and manufacturing), 9.44%
                    due December 2001 ...............................................................................    10,000,000
  7,469,458       K-Tec Holdings (telephone and communications equipment), 8.33% due March 2004 .....................     7,469,458
                                                                                                                        -----------
                                                                                                                         36,969,458
                                                                                                                        -----------

                  FOOD/TOBACCO PRODUCTS AND SERVICES: 1.7%
  6,593,750       Bumble Bee Seafoods, Inc. (canned seafood), 10.85% due May 1996 ...................................     6,593,750
  4,500,000       Edward's Baking Co. (food and tobacco products), 8.56% due September 2002 .........................     4,500,000
  2,500,000       Liggett Group Inc. (tobacco products), 10.00% due March 1997 ......................................     2,500,000
  2,162,262 (1)   Tom's Foods, Inc. (snack foods) December 1998 .....................................................       864,905
                                                                                                                        -----------
                                                                                                                         14,458,655
                                                                                                                        -----------

                  FOOD DISTRIBUTION: 2.0%
 16,918,923       U.S. Foodservice, Inc. (food wholesaler), 8.69% due November 2000 .................................    16,918,923
                                                                                                                        -----------

                  FOOD STORES: 2.8%
 12,467,552       Dominick's Finer Foods, Inc. (Chicago supermarkets), 9.74% due September 2003 .....................    12,498,721
  1,040,313 @(3)  New Almac's Inc. (formerly Almac's, Rhode Island supermarkets) December 2001 ......................       405,722
 11,332,895       Star Markets Co., Inc. (New England supermarket chain), 8.32% due December 2001 ...................    11,332,895
                                                                                                                        -----------
                                                                                                                         24,237,338
                                                                                                                        -----------

                  FURNITURE & GARDEN PRODUCTS: 0.6%
  5,000,000       Interco (furniture), 8.25% due June 2003 ..........................................................     5,000,000
                                                                                                                        -----------

                  GENERAL MERCHANDISE RETAILING: 4.1%
 20,000,000       Liberty House, Inc. (Hawaiian department store chain), 9.00% due June 2002 ........................    20,000,000
 15,381,563       Saks and Company (general merchandise retailer), 8.36% due June 2000 ..............................    15,381,563
                                                                                                                        -----------
                                                                                                                         35,381,563
                                                                                                                        -----------

                  HEALTH CARE SERVICES: 2.9%
  5,645,903       Covenant Care, Inc. (operator of long-term health care facilities), 9.04% due June 1999 ...........     5,645,903
  7,000,000       H.E.C. Investments, Inc. (health club operator), 8.72% due December 2000 ..........................     7,000,000
  8,500,000       Medical Specialties (home healthcare equipment leasing), 10.07% due December 2001 .................     8,500,000
  3,774,189       Mediq/PRN Life Support Inc. (hospital equipment leasing), 10.25% due September 1998 ...............     3,774,189
                                                                                                                        -----------
                                                                                                                         24,920,092
                                                                                                                        -----------

                  HEALTH & BEAUTY PRODUCTS: 3.9%
 17,500,000       ICON Health & Fitness Co. (exercise equipment), 8.83% due November 2001 ...........................    17,500,000
  1,625,000       IVAC Corporation (manufacturer of intravenous and vital sign measurement instruments),
                    8.31% due December 1999 .........................................................................     1,625,000
  9,920,000       Mary Kay Cosmetics, Inc. (client sale cosmetics), 9.31% due December 2002 .........................     9,920,000
  5,000,000       Revlon Inc. (cosmetics manufacturer), 8.38% due June 1997 .........................................     5,000,000
                                                                                                                        -----------
                                                                                                                         34,045,000
                                                                                                                        -----------

                  INDUSTRIAL CHEMICALS: 3.3%
  9,250,000       Cedar Chemical Corp. (specialized chemicals), 8.89% due October 2003 ..............................     9,250,000
  9,000,000       Fiberite, Inc. (plastic composite manufacturer), 8.56% due December 2001 ..........................     9,000,000
  9,916,667       National Propane Inc. (propane distribution), 8.23% due June 2002 .................................     9,916,667
                                                                                                                        -----------
                                                                                                                         28,166,667
                                                                                                                        -----------

                  INDUSTRIAL EQUIPMENT: 4.2%
  4,987,500       Calmar (non-aerosol fluid dispensing systems), 9.40% due March 2003 ...............................     4,987,500
  9,987,500       Graphic Controls Corp. (industrial and medical charts), 8.32% due September 1999 ..................     9,987,500
  4,518,498       Intermetro Industries Inc. (storage and material transport products), 8.73% due December 2002 .....     4,518,498


                        See Notes to Financial Statements

 PRINCIPAL
   AMOUNT                                                                                                                    VALUE
-----------                                                                                                              -----------
                  INDUSTRIAL EQUIPMENT (CONTINUED)
$ 9,974,457       Jackson Products, Inc. (industrial safety equipment manufacturer), 9.40% due September 2003 .........  $ 9,974,457
    962,817       Newflo Corporation (pump and valve manufacturer), 7.83% due February 1998............................      962,817
  6,034,553       Sperry Marine, Inc. (manufacturer of navigation products), 8.89% due November 2000 ..................    6,034,553
                                                                                                                         -----------
                                                                                                                          36,465,325
                                                                                                                         -----------
                  INDUSTRIAL SERVICES: 4.0%
  6,912,500       Bankers Systems, Inc. (compliance services to banking industry), 9.04% due November 2002 ............    6,912,500
  8,527,579       Clean Harbors (industrial cleaning), 7.89% due May 2000..............................................    8,527,579
  9,920,000       Primeco, Inc. (equipment rental), 8.60% due December 2000............................................    9,920,000
  9,580,000       Staff Capital, L.P. (payroll and human resource services), 9.31% due December 1999 ..................    9,580,000
                                                                                                                         -----------
                                                                                                                          34,940,079
                                                                                                                         -----------
                  MEDIA/BROADCAST: 6.2%
  7,250,000       Eller Media Company (outdoor advertising), 9.13% due December 2003...................................    7,250,000
 20,000,000       Metro-Goldwyn-Mayer, Inc. (motion picture distribution), 7.63% due April 1997........................   20,000,000
  7,911,111       Orion Pictures Corp. (theatrical motion pictures), 8.38% due December 2000...........................    7,911,111
  9,933,333       Phoenix Associates Inc. (cable television company), 8.97% due December 1999..........................    9,933,333
  8,530,352       U. S. Radio Holdings (independent radio stations), 9.57% due September 2003..........................    8,530,352
                                                                                                                         -----------
                                                                                                                          53,624,796
                                                                                                                         -----------
                  METAL PRODUCTS: 4.5%
  9,975,000       GS Technologies (metal products fabricator), 8.70% due September 2002................................    9,975,000
  5,800,000       National Refractories Inc. (kiln lining materials), 10.25% due September 1999........................    5,800,000
 19,500,000       Titanium Metals, Inc. (metal smelter), 10.75% due April 1996.........................................   19,500,000
  3,250,000       Triangle Wire and Cable Inc. (metal products fabricator), 10.25% due April 1997......................    3,250,000
                                                                                                                         -----------
                                                                                                                          38,525,000
                                                                                                                         -----------
                  MISCELLANEOUS COMPANIES: 1.2%
  9,957,514       Cobblestone Golf Group, Inc. (golf course owner/operator), 9.84% due September 2001 .................    9,957,514
    263,292       General Acquatics, Inc. (swimming pool manufacturer), 12.75% due June 2000...........................      263,292
                                                                                                                         -----------
                                                                                                                          10,220,806
                                                                                                                         -----------
                  PAPER PRODUCTS: 3.9%
 15,000,000       Ampad Corp. (office supplies), 9.00% due April 2004..................................................   15,000,000
  9,975,000       Crown Paper Co. (coated paper products), 8.78% due August 2003.......................................    9,999,937
  5,776,244       Mail-Well Corp. (envelopes and specialty printing), 8.81% due July 2003..............................    5,776,244
  2,874,842       Supremex, Inc. (Canadian envelope manufacturer), 8.81% due July 2003.................................    2,874,842
                                                                                                                         -----------
                                                                                                                          33,651,023
                                                                                                                         -----------
                  PUBLISHING AND INFORMATION SERVICES: 2.0%
  7,485,000       NBC Acquisition (wholesale and retail textbooks), 8.94% due August 2003..............................    7,485,000
 10,000,000       Pierce Leahy Corp. (document storage), 8.93% due October 2003........................................   10,000,000
                                                                                                                         -----------
                                                                                                                          17,485,000
                                                                                                                         -----------
                  RESTAURANTS: 3.3%
 19,166,072       America's Favorite Chicken Co. (quick service restaurant chain), 8.75% due November 1998 ............   19,166,072
  5,900,615       Friendly's Ice Cream Company (Northeastern restaurant chain), 15.00% due March 1996 .................    5,133,534
  4,411,867       Long John Silvers Inc. (quick service seafood restaurant chain), 7.74% due December 1998 ............    4,411,867
                                                                                                                         -----------
                                                                                                                          28,711,473
                                                                                                                         -----------
                  SPECIALTY RETAILING: 3.4%
  1,021,228       American Blind & Wallpaper (home furnishings retailer), 10.25% due June 1996.........................    1,021,228
  4,844,340       Camelot Music, Inc. (music stores), 9.40% due February 2002..........................................    4,723,231
 15,409,056(3)    Color Tile, Inc. (home improvement retailer), 9.77% due December 1998................................   11,914,589
  2,484,184       M & H Drugs, Inc. (Midwestern retail drugstores), 9.63% due March 1996...............................    2,422,080

                        See Notes to Financial Statements

 PRINCIPAL
  AMOUNT                                                                                                                    VALUE
-----------                                                                                                             ------------
                    SPECIALTY RETAILING (CONTINUED)
$ 9,000,000         Murray's Discount Auto Parts (auto parts retailer), 9.06% due September 2001......................  $  9,000,000
                                                                                                                        ------------
                                                                                                                          29,081,128
                                                                                                                        ------------
                    TRANSPORTATION: 3.0%
  5,500,000         Cruise Ship L.L.C. (cruise ship operator), 12.16% due July 2001...................................     5,500,000
 19,985,684         Sky Chef's International, Inc. (airline food service), 8.71% due September 2003 ..................    19,985,684
                                                                                                                        ------------
                                                                                                                          25,485,684
                                                                                                                        ------------
                         Total Senior Collateralized Loans (Cost $816,488,148)........................................   808,468,350
                                                                                                                        ------------

                                                     OTHER CORPORATE DEBT: 0.0%

                    FOOD STORES: 0.0%
  1,110,798 @(3)    New Almac's Inc. (formerly Almac's, Rhode Island supermarkets) Senior Subordinated Note,
                     December 2004 ...................................................................................            --
                                                                                                                        ------------
                         Total Other Corporate Debt (Cost $848,197) ..................................................            --
                                                                                                                        ------------

                                               COMMON STOCK AND PREFERRED STOCK: 0.9%

   SHARES
   ------
                    DIVERSIFIED MANUFACTURING: 0.0%
      2,633 @(2)    KDI Corp.--common (defense and leisure products)..................................................            --
                                                                                                                        ------------
                    ELECTRONIC EQUIPMENT: 0.1%
    174,951 @(R)    MICOM Communications Corp.--common (wide area networking products)................................     1,319,131
                                                                                                                        ------------
                    MISCELLANEOUS COMPANIES: 0.0%
     26,121 @(R)    General Acquatics, Inc.--common (swimming pool manufacturer)......................................       156,700
                                                                                                                        ------------
                    RESTAURANTS: 0.5%
    413,980 @(R)    America's Favorite Chicken Co.--common (quick service restaurant chain)...........................     1,373,100
     24,848 (R)     America's Favorite Chicken Co.--preferred (quick service restaurant chain) .......................     2,484,800
     17,664 @       Flagstar, Inc.--common (family restaurants and institutional food service companies) .............        61,824
                                                                                                                        ------------
                                                                                                                           3,919,724
                                                                                                                        ------------
                    TEXTILES: 0.3%
     12,764 @(R)    Dan River (Braelan) Corp.--common (diversified textiles)..........................................     2,288,045
                                                                                                                        ------------
                         Total Common Stock and Preferred Stock (Cost $4,462,495).....................................     7,683,600
                                                                                                                        ------------

                                         STOCK PURCHASE WARRANTS AND OTHER SECURITIES: 0.1%

          1 @(R)    Autotote Systems, Inc., Warrant representing 48,930 common shares (designer and
                     manufacturer of wagering equipment), Exercise price $3.835, Expires 10/30/03.....................        99,866
     19,000 @(R)    Covenant Care, Inc., Warrants representing 19,000 common shares (operator of long-term
                     health care facilities)..........................................................................        17,000
          1 @(R)    Cruise Ship, L.L.C., Warrant representing 4,105 voting shares (cruise ship operator) .............       129,446
          1 @(R)    Cruise Ship, L.L.C., Warrant representing 4,666 non-voting shares (cruise ship operator) .........       147,136

     26,606 @(R)(2) KDI Corp. Units of Trust (defense and leisure products)...........................................            --
          1 @(R)    Staff Capital, L.P., Warrant to purchase 0.5% of the Common Limited Partnership Interest
                     (payroll and human resource services), Expires 11/05/03..........................................       540,000
     45,000 @(R)(3) Victory Holding Corp., Warrants representing 45,000 common shares (Rhode Island
                     supermarkets) Exercise Price $10, Expires 12/01/01...............................................            --
                                                                                                                        ------------
                         Total Stock Purchase Warrants and Other Securities (Cost $O).................................       933,448
                                                                                                                        ------------

                        See Notes to Financial Statements

                          SHORT-TERM INVESTMENTS: 4.4%

 PRINCIPAL
  AMOUNT                                                                                              VALUE
-----------                                                                                        ------------
                    COMMERCIAL PAPER: 4.4%
 $ 37,866,000       GE Capital, Inc., 5.44%, Due 03/01/96 .......................................  $ 37,866,000
                                                                                                   ------------
                       Total Short-Term Investments (Cost $37,866,000) ..........................    37,866,000
                                                                                                   ------------

                    TOTAL INVESTMENTS (COST $859,664,840)(4) ..........................   99.1%     854,951,398
                    CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-NET ................    0.9        7,986,193
                                                                                         -----    -------------
                       TOTAL NET ASSETS ...............................................  100.0%   $ 862,937,591
                                                                                         =====    =============

----------

@     Non-income producing security

(R)   Restricted security

* Senior Collaterized loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior collaterized loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate. Interest rates shown represent a weighted average rate on the total current outstanding balance.

(1) The borrower is in the process of developing a plan of debt and/or corporate restructure and is in a non-accrual status as of February 29, 1996.

(2) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code and is in the process of developing a plan of liquidation.

(3) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.

(4) For Federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $859,664,840 and net unrealized depreciation consists of the following:

           Gross Unrealized Appreciation.............   $  4,894,207
           Gross Unrealized Depreciation.............     (9,607,649)
                                                        ------------
              Net Unrealized Depreciation............   $ (4,713,442)
                                                        ============

                       See Notes to Financial Statements

             STATEMENT OF ASSETS AND LIABILITIES
             February 29, 1996
-----------------------------

ASSETS:
Investments in securities, at value (Cost $859,664,840) ................................  $ 854,951,398
Cash ...................................................................................      5,485,454
Interest receivable ....................................................................      8,935,841
Prepaid expenses .......................................................................         91,535
                                                                                          -------------
             Total assets ..............................................................    869,464,228
                                                                                          -------------
LIABILITIES:
Deferred facility fees .................................................................      5,080,840
Accrued management fees ................................................................        563,218
Accrued administration fees ............................................................        100,040
Accrued expenses .......................................................................        782,539
                                                                                          -------------
             Total liabilities .........................................................      6,526,637
                                                                                          -------------
NET ASSETS (equivalent to $9.61 per share based on 89,793,828 shares outstanding, unlimited number of shares of beneficial interest authorized, no par value) ........  $ 862,937,591
                                                                                          =============


Net Assets Consist of:
    Paid-in capital ....................................................................  $ 866,450,968
    Undistributed net investment income ................................................      9,110,584
    Accumulated net realized loss on investments .......................................     (7,910,519)
    Net unrealized depreciation of investments .........................................     (4,713,442)
                                                                                          -------------
             Net assets ................................................................  $ 862,937,591
                                                                                          =============

                       See Notes to Financial Statements

          STATEMENT OF OPERATIONS
          For the Year Ended February 29, 1996
--------------------------

INVESTMENT INCOME:
INCOME:
    Interest ......................................................  $ 81,256,012
    Facility fees earned ..........................................     7,762,148
    Other .........................................................     1,272,516
    Dividends .....................................................       198,781
                                                                     ------------
        Total investment income ...................................    90,489,457
                                                                     ------------
EXPENSES:
    Investment management fees ....................................     7,122,089
    Administration fees ...........................................     1,264,932
    Transfer agent and registrar fees .............................       664,582
    Miscellaneous expense .........................................       539,799
    Recordkeeping and pricing fees ................................       390,108
    Reports to shareholders .......................................       281,470
    Professional fees .............................................       141,710
    Trustees fees .................................................        76,246
    Filing fees ...................................................        74,481
    Custodian fees ................................................        57,089
    Security loan fees ............................................        36,892
    Insurance expense .............................................        24,267
                                                                     ------------
        Total expenses ............................................    10,673,665
                                                                     ------------
        Less: Earnings credits ....................................        (8,868)
                                                                     ------------
        Net expenses ..............................................    10,664,797
                                                                     ------------
           Net investment income ..................................    79,824,660
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
    Net realized loss on investments ..............................    (3,827,587)
    Change in unrealized depreciation of investments ..............    (3,260,231)
                                                                     ------------
    Net loss on investments .......................................    (7,087,818)
                                                                     ------------
        Net increase in net assets resulting from operations.......  $ 72,736,842
                                                                     ============

                       See Notes to Financial Statements

             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------

                                                                                      YEAR ENDED              YEAR ENDED
                                                                                     FEBRUARY 29,            FEBRUARY 28,
                                                                                         1996                    1995
                                                                                    -------------           -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income .......................................................   $  79,824,660           $  55,619,187
    Net realized gain (loss) on investments .....................................      (3,827,587)                537,906
    Change in unrealized appreciation (depreciation) of investments .............      (3,260,231)              3,316,328
                                                                                    -------------           -------------

    Net increase in net assets resulting from operations ........................      72,736,842              59,473,421

DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income ....................................     (76,983,896)            (53,723,370)

CAPITAL SHARE TRANSACTIONS:
    Net increase in net assets derived from the sale of shares in connection with
        rights offering .........................................................         101,482             141,354,225
                                                                                    -------------           -------------
        Total increase (decrease) in net assets .................................      (4,145,572)            147,104,276

NET ASSETS:
    Beginning of period .........................................................     867,083,163             719,978,887
                                                                                    -------------           -------------
    End of period (including undistributed net investment income of
        $9,110,584 and $1,071,809, respectively) ................................   $ 862,937,591           $ 867,083,163
                                                                                    =============           =============

                       See Notes to Financial Statements

               STATEMENT OF CASH FLOWS
               For the Year Ended February 29, 1996
-------------------------------

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
    Interest received ................................................................................           $ 80,595,192
    Dividends received ...............................................................................                198,781
    Facility fees received ...........................................................................              5,242,347
    Commitment fees received .........................................................................                464,182
    Other income received ............................................................................                808,334
    Operating expenses paid ..........................................................................            (10,907,634)
    Net proceeds of short-term investments ...........................................................             61,765,459
    Purchases of portfolio securities ................................................................           (770,185,459)
    Proceeds from disposition of portfolio securities ................................................            713,214,998
                                                                                                                -------------
        Net cash provided by operating activities ....................................................             81,196,200
                                                                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Dividends paid ...................................................................................            (76,983,896)
    Proceeds received from rights offering ...........................................................                301,187
                                                                                                                -------------
        Net cash used for financing activities .......................................................            (76,682,709)
                                                                                                                -------------
    Net increase in cash .............................................................................              4,513,491
    Cash at beginning of period ......................................................................                971,963
                                                                                                                -------------
    Cash at end of period.............................................................................          $   5,485,454
                                                                                                                =============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET
    CASH PROVIDED BY OPERATING ACTIVITIES:
    Net increase in net assets resulting from operations .............................................          $  72,736,842
                                                                                                                -------------
    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
    Decrease in investments in securities ............................................................             11,871,675
    Increase in dividends and interest receivable ....................................................               (660,820)
    Decrease in prepaid expenses .....................................................................                 81,121
    Decrease in deferred facility fees ...............................................................             (2,519,801)
    Decrease in accrued expenses .....................................................................               (312,817)
                                                                                                                -------------
      Total adjustments ..............................................................................              8,459,358
                                                                                                                -------------
         Net cash provided by operating activities ...................................................          $  81,196,200
                                                                                                                =============


                       See Notes to Financial Statements

         FINANCIAL HIGHLIGHTS
         For a Share Outstanding Throughout Each Period


                                               YEAR ENDED                                             YEAR ENDED
                                              FEBRUARY 29,          YEAR ENDED FEBRUARY 28,          FEBRUARY 29,
                                                 1996(6)        1995           1994       1993           1992
                                               ---------     ---------      ---------   ---------     ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period......     $    9.66     $   10.02      $   10.05   $    9.96     $    9.97
                                               ---------     ---------      ---------   ---------     ---------
Net investment income ....................          0.89          0.74           0.60        0.60          0.76
Net realized and unrealized
  gain (loss) on investments .............         (0.08)         0.07          (0.05)       0.01         (0.02)
                                               ---------     ---------      ---------   ---------     ---------
Increase in net asset value from
  investment operations ..................          0.81          0.81           0.55        0.61          0.74
                                               ---------     ---------      ---------   ---------     ---------
Distributions from net
  investment income ......................         (0.86)        (0.73)         (0.60)      (0.57)        (0.75)
                                               ---------     ---------      ---------   ---------     ---------
Reduction in net asset value from
  rights offering ........................            --         (0.44)            --          --            --
                                               ---------     ---------      ---------   ---------     ---------
Increase in net asset value from
  repurchase of capital stock ............            --            --           0.02        0.05            --
                                               ---------     ---------      ---------   ---------     ---------
Net asset value, end of period ...........     $    9.61     $    9.66      $   10.02   $   10.05     $    9.96
                                               =========     =========      =========   =========     =========
Closing market price at end of period.....     $    9.50     $    8.75      $    9.25   $    9.13     $      --
TOTAL RETURN
Total investment return at
  closing market price (3) ...............         19.19%         3.27%(5)       8.06%      10.89%           --
Total investment return at
  net asset value (4) ....................          9.21%         5.24%(5)       6.28%       7.29%         7.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands).....     $ 862,938     $ 867,083      $ 719,979   $ 738,810     $ 874,104
Ratios to average net assets:
  Expenses ...............................          1.23%         1.30%          1.31%       1.42%         1.42%(2)
  Net investment income ..................          9.23%         7.59%          6.04%       5.88%         7.62%(2)
Portfolio turnover rate ..................            88%          108%            87%         81%           53%
Shares outstanding at end of period
  (thousands) ............................        89,794        89,794         71,835      73,544        87,782
Average daily bank loans outstanding
  during the period (thousands)...........     $      --     $   2,811      $      --   $     636     $   8,011
Average monthly shares outstanding
  during the period (thousands) ..........        89,794        74,598             --      79,394       102,267
Average daily bank loans per share
  during the period ......................     $      --     $    0.04      $      --   $    0.01     $    0.08


                                                                          MAY 12,
                                                YEAR ENDED               1988* TO
                                               FEBRUARY 28,            FEBRUARY 28,
                                           1991          1990              1989
                                       -----------   -----------        ----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period.....   $     10.00   $     10.00        $   10.00
                                            -----------   -----------        ---------
Net investment income ...................          0.98          1.06             0.72
Net realized and unrealized
  gain (loss) on investments ............         (0.05)           --               --
                                            -----------   -----------        ---------
Increase in net asset value from
  investment operations .................          0.93          1.06             0.72
                                            -----------   -----------        ---------
Distributions from net
  investment income .....................         (0.96)        (1.06)           (0.72)
                                            -----------   -----------        ---------
Reduction in net asset value from
  rights offering .......................            --            --               --
                                            -----------   -----------        ---------
Increase in net asset value from
  repurchase of capital stock ...........            --            --               --
                                            -----------   -----------        ---------
Net asset value, end of period ..........   $      9.97   $     10.00        $   10.00
                                            ===========   ===========        =========
Closing market price at end of period....   $        --   $        --        $      --
TOTAL RETURN
Total investment return at
  closing market price (3)...............            --            --               --
Total investment return at
  net asset value (4) ...................          9.74%        11.13%            7.35%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)....   $ 1,158,224   $ 1,036,470        $ 252,998
Ratios to average net assets:
  Expenses ..............................          1.38%         1.46%(2)         1.18%(1)(2)
  Net investment income .................          9.71%        10.32%(2)         9.68%(1)(2)
Portfolio turnover rate .................            55%          100%              49%(1)
Shares outstanding at end of period
  (thousands) ...........................       116,022       103,660           25,294
Average daily bank loans outstanding
  during the period (thousands)..........   $     2,241   $        --        $      --
Average monthly shares outstanding
  during the period (thousands) .........       114,350            --               --
Average daily bank loans per share
  during the period .....................   $      0.02   $        --        $      --

-----------------
*    Commencement of operations.
(1)  Annualized.
(2) Prior to the waiver of expenses, the ratio of expenses to average net assets was 1.95%(l), 1.48% and 1.44% for the period from May 12,1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratio of net investment income to average net assets was 8.91%(1), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989 and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993 covers only the period from March 9, 1992 to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993 are not presented since market values for the Trust's shares were not available.
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares.
(5) Calculation of total return excludes the effect of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(6) Pilgrim America Investments, Inc., the Trust's investment manager, acquired assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.


                       See Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS
         February 29, 1996

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Pilgrim America Prime Rate Trust (the "Trust", formerly Pilgrim Prime Rate Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Trust invests in senior, collateralized loans which are exempt from registration under the Securities Act of 1933 but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR (London Inter-Bank Offered Rate), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Senior collateralized loans are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim America Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions, if any. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior collateralized loans has not yet fully developed, the Manager will not currently rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior collateralized loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and Federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Trust. The differences between the income or gains distributed on a book versus tax basis, if any, are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate, and dividend income is recorded on the ex-dividend date. Facility fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2 1/2 years or the actual term of the loan.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other timing differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital. Accordingly, amounts as of February 29, 1996 have been reclassified to reflect an increase in paid in capital and a decrease in undistributed net investment income of $801,989.

E. Dividend Reinvestments. Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale of bid price plus commission is less than the net asset value per share of the stock. If the market price plus commissions is equal to or exceeds the net asset value, new shares valued at the net asset value most recently calculated will be issued.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

NOTE 2 - INVESTMENTS

     For the year ended February 29, 1996, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, aggregated $770,185,459 and $713,214,998, respectively.

     At February 29, 1996 the Trust held senior collateralized loans valued at $808,468,350 representing 93.7% of its net assets. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may differ significantly from the market values that would have been used had a ready market for these securities existed. These differences could be material.

     The senior collateralized loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior collateralized loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                            COST OR
                                           DATE(S) OF      ASSIGNED
                                          ACQUISITION         BASIS
                                          -----------         -----
America's Favorite Chicken Co.-Common ...     11/5/92             1
America's Favorite Chicken Co.-Preferred      11/5/92     2,484,761
Autotote Systems, Inc.-Warrant ..........    11/11/92            --
Covenant Care, Inc.-Warrants ............    12/22/95            --
Cruise Ship L.L.C.-Warrant, Voting Share      9/13/95            --
Cruise Ship L.L.C.-Warrant,
  Non-Voting Share ......................     9/13/95            --
Dan River (Braelen) Corp.-Common ........     9/15/91     1,529,753
General Acquatics, Inc.-Common ..........     9/19/95       193,619
KDI Corp. Units of Trust ................     9/19/95            --
MICOM Communications Corp.-Common .......     2/26/93            --
Staff  Capital, L.P., Warrant ...........      9/l/95            --
Victory Holding Corp.-Warrants ..........    11/18/94            --
                                                         ----------

Total restricted, securities, excluding
  senior collateralized loans
  (market value of $ 8,555,224 was 0.99%
  of net assets at February 29, 1996) .......            $4,208,134
                                                         ==========

     Market quotations for unrestricted securities of the same class as of the date(s) of acquisition and February 29, 1996, where available, were as follows:

                                       AS OF
                                      DATE OF        AS OF
                                    ACQUISITION     2/29/96
                                    -----------     -------

MICOM Communications Corp.-Common       $     -       $8.38

     The Trust will not pay the costs of disposition of the above restricted securities other than ordinary brokerage fees, if any.

     At February 29, 1996, the Trust had a capital loss carryforward for Federal income tax purposes of approximately $7,557,291 which is scheduled to expire through February 28, 2004.

NOTE 3 - MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

     As of April 7, 1995, Express America Holdings Corporation ("Express America") acquired the rights to manage Pilgrim America Prime Rate Trust and Pilgrim Regional BankShares, and acquired the rights to manage and distribute Pilgrim America MagnaCap Fund, Pilgrim America High Yield Fund and Pilgrim Government Securities Income Fund (collectively the "Acquired Funds"). As a result of this acquisition, the new investment organization is known as Pilgrim America Group, Inc., ("PAG"), a wholly-owned, subsidiary of Express America.

     On April 7, 1995 the Trust entered into a new Investment Management Agreement with Pilgrim America Investments, Inc. (the "Manager") a wholly-owned subsidiary of PAG, to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.85% of the Trust's average daily net assets up to $700 million; 0.75% of the average net assets of $700 to $800 million; and 0.65% of the average net assets in excess of $800 million. This fee structure was instituted by Pilgrim Management Corporation (the "Former Manager"). At February

29, 1996, the Trust owed the Manager $563,218 in investment management fees.

     The Trust had an investment management agreement with the Former Manager to provide advisory and management services which expired on April 7, 1995. The fee arrangements were identical to the investment management agreement currently in effect with the Manager.

     The Trust also entered into a new Administration Agreement with PAG to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets up to $800 million; and 0.10% of the average net assets in excess of $800 million. This fee structure was instituted by the Former Administrator. At February 29, 1996, the Trust owed the Manager $100,040 in administration fees.

     The Trust had an administration agreement with the Former Administrator which expired on April 7, 1995. The fee arrangements were identical to the Administration Agreement currently in place.

     Commencing April 7, 1995, certain officers and/or trustees of the Trust are officers and/or trustees of the Manager. For the period prior to April 7, 1995, certain officers and/or trustees of the Trust were also officers and/or trustees of the Former Manager.

NOTE 4 - COMMITMENTS

     The Trust entered into a Credit Agreement (the "Agreement") with a bank to provide a revolving line of credit in the aggregate amount of $15,000,000 expiring on November 14, 1996. Borrowings under this Agreement may be used to provide liquidity to the Trust in connection with periodic tender offers for its shares or to fund revolving credit or unfunded loan commitments of the Trust. Borrowings under the Agreement bear interest at the bank's prime rate or LIBOR plus 1% at the Trust's option. A commitment fee of 2/10 of 1% per year is charged on the unused portion of the revolving credit line. There was no balance outstanding pursuant to this agreement during the year ended February 29, 1996.

     Securities with an approximate market value of $38 million have been segregated with the custodian to cover the unfunded loan commitments. As of February 29, 1996 the Trust had unfunded loan commitments pursuant to the terms of the following loan participation agreements:

Clean Harbors ......................  $   330,629
Cobblestone Golf Group, Inc.........    1,042,486
Color Tile, Inc. ...................      101,516
Edwards Baking Co. .................    1,000,000
Friendly's Ice Cream Company........      180,575
Grimes Aerospace Corp. .............       36,865
Liggett Group Inc. .................    1,500,000
Mediq/PRN Life Support, Inc.........       69,439
The Presley Companies ..............    2,000,000
Pullman Company ....................    3,363,762
Rowe International, Inc. ...........      100,000
Staff Capital, L.P. ................    1,257,692
Titanium Metals, Inc. ..............    2,500,000
Triangle Wire and Cable Inc.........    2,903,846
                                      -----------
                                      $16,386,810
                                      ===========


     At a meeting of the Board of Trustees held on July 16, 1992 the Trustees authorized the Trust to institute a $75,000,000 Repurchase Program, whereby the Trust would repurchase shares of its outstanding stock on the New York Stock Exchange. At their April 21, 1993 meeting, the Board of Trustees authorized an additional $25,000,000 Repurchase Program. As of February 29, 1996 the Trust had repurchased 8,392,000 shares of its common stock at a total cost of $78,788,625 pursuant to the Repurchase Programs. The weighted average discount per share between the cost of the repurchases and the net asset value applicable to such shares at the date of repurchase was 5.8%.

NOTE 5 - RIGHTS OFFERING

     On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

NOTE 6 - CUSTODIAL AGREEMENT

     Investors Fiduciary Trust Company (IFTC) serves as the Trust's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Trust. For the year ended February 29, 1996, the Trust received earnings credits of $8,868.

NOTE 7 - SUBSEQUENT EVENTS

     Effective April 12, 1996, the Trust changed its name from Pilgrim Prime Rate Trust to Pilgrim America Prime Rate Trust.

     At a special meeting of shareholders on May 2, 1996, shareholders will be asked to amend the Trust's investment policy to enable it to borrow no more than 33 1/3% of the Trust's total net assets plus borrowings for investment purposes. The Trust has received a commitment from Bank of America National Trust and Savings Association to lend the Trust up to $215 million under a four year senior unsecured revolving line of credit for the purpose of financing the purchase of additional income producing investments. Provided shareholder approval is obtained, it is anticipated the credit agreement will close promptly thereafter. A Notice and Proxy Statement dated March 25, 1996 has been sent to shareholders.

MANAGEMENT'S ADDITIONAL OPERATING
  INFORMATION (UNAUDITED)

APPROVAL OF CHANGES IN INVESTMENT
  POLICIES

     At the Annual Meeting of Trust Shareholders, held August 30, 1994, shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including the purchase (i) of U.S. dollar denominated senior corporate loans made to companies headquartered in Canada or U.S. Territories or Possessions;
(ii) subject to certain limitations, loans in excess of 10% of an issue of senior bank debt of a corporate borrower; and (iii) with up to 5% of the Trust's assets, loans in tranches of senior collateralized corporate loans that are subordinated in some manner as to the payment of interest and/or principal.

     The Trust's Manager believes that these changes in the Trust's investment policies will increase the number of loan offerings in which the Trust may consider acquiring. Furthermore, the Manager also believes that these changes are fully consistent with the Trust's overall investment philosophy of purchasing senior collateralized corporate loans.

REPURCHASE OF SECURITIES BY CLOSED-END
  COMPANIES

     In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

DIVIDEND REINVESTMENT AND CASH
  PURCHASE PLAN

     The Trust offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Plan, please contact the Shareholder Servicing Agent at (800) 331-1080.

         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of Pilgrim America Prime Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pilgrim America Prime Rate Trust, as of February 29, 1996, and the related statements of operations, changes in net assets and cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. For all periods ending prior to March 1, 1995, the financial statements and financial highlights were audited by other auditors whose report thereon dated March 16, 1995, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification of securities owned as of February 29, 1996, by examination and other necessary procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pilgrim America Prime Rate Trust as of February 29, 1996, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                       KPMG PEAT MARWICK LLP

Los Angeles, California
April 12, 1996

         TAX INFORMATION (UNAUDITED)


The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust's fiscal year end (February 29, 1996) as to the federal tax status of distributions received by the Trust's shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid during the fiscal year ended February 29, 1996:

                              PER SHARE
    TYPE OF DIVIDEND            AMOUNT         EX-DIVIDEND DATE     PAYABLE DATE
------------------------     -----------      ------------------   --------------

Ordinary Income                 $0.0640            03/05/95           03/24/95
                                $0.0740            04/04/95           04/24/95
                                $0.0715            05/02/95           05/22/95
                                $0.0740            06/08/95           06/26/95
                                $0.0720            07/06/95           07/24/95
                                $0.0730            08/09/95           08/25/95
                                $0.0730            09/07/95           09/25/95
                                $0.0710            10/05/95           10/23/95
                                $0.0715            11/08/95           11/27/95
                                $0.0715            12/07/95           12/26/95
                                $0.0710            12/27/95           01/15/96
                                $0.0710            02/08/96           02/23/96
                                -------
            TOTAL               $0.8575
                                =======

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Trust's dividend distribution that qualifies under tax law. The percentage of the Trust's fiscal year 1996 net investment income dividends that qualify for the corporate dividends received deductions is 100%.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust. In January 1996, you should have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 1995.

                             PILGRIM AMERICA FUNDS

                                 MASTERS SERIES
                                 --------------
                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                  ELITE SERIES
                                  ------------
                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund

            [FLAG AND ENLARGED SECTION OF U.S. DOLLAR IN BACKGROUND]


                                PILGRIM AMERICA
                                     FUNDS

"Our goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling PILGRIM AMERICA SECURITIES, INC. DISTRIBUTOR at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                              13-SS-020696 042296